Exhibit 10.1

WELL CARE HMO, INC. D/B/A STAYWELL Medicaid HMO Contract
HEALTH PLAN OF FLORIDA

AHCA CONTRACT NO. FA522
AMENDMENT NO. 8

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and WELLCARE HMO, INC., d/b/a STAYWELL HEALTHE PLAN OF FLORIDA, hereinafter referred to as the “Vendor” is hereby amended as follows:

1.	Section III, C.1. of the Standard Contract is hereby amended to now read:

The Agency’s Contract Manager’s name address and telephone number for this Contract is as follows:

G. Douglas Harper

Agency for Health Care Administration

Building #3, Mail Stop #50

2727 Mahan Drive

Tallahassee, Florida 32308

Telephone – (850) 488-9287

Facsimile – (850) 410-1676

2.	Attachment I, section 90.0, Payment and Authorized enrollment Levels, Table 2 is hereby deleted in its entirety and replaced with the following:

90.0	PAYMENT AND AUTHORIZATION ENROLLMENT LEVELS

a.	The Agency assigns the Plan an authorization maximum enrollment level for each operational county, and the Agency shall pay the Plan capitation payments for each Agency operational area, in accordance with the following table. The Agency shall pay the Plan capitation payments based on the Agency operation area (or rate zone) age group, and gender, in accordance with Table 2. Where the Plan has implemented behavioral health care, the Agency shall pay the Plan in accordance with Table 3.

b.	The authorized maximum enrollment level is in effect as of July 1, 2005, or upon Contract execution, whichever is later. The Agency must approve in writing any such increase in the Plan’s maximum enrollment level for each operational county. Such approval shall not be unreasonably withheld, and shall be based on the Plan’s satisfactory performance of terms of the Contract and approval of the Plan’s administrative and service resources, as specified in this Contract, in support of each enrollment level.

c.	The Agency has developed estimated rates, for examination and evaluation by its actuary, Milliman and Co., to be paid to the Plan for services provided in Fiscal Year 2005 – 2006. These estimated rates represent the Agency’s best efforts to develop accurate rates. They are included as Attachment VIII; entitled “ESTIMATED 2005 – 2006 HMO RATES; NOT FOR USE UNLESS APPROVED BY CMS.” The Agency may use or may amend and use, these estimated rates only after certification by its actuary and approval by the Centers for Medicare and Medicaid Services, and by notice in a contract amendment to the Plan. Inclusion of these estimated rates is not intended to convey or imply any rights, duties or obligations of either party, nor is it intended to restrict, restrain or control the rights of either party that may have existed independently of this section of the Contract. By signature of this document, the parties explicitly agree that this section shall not independently convey any inherent rights, responsibilities or obligations of either party, relative to these rates, and shall not itself be the basis for any cause of administrative, legal or equitable action brought by either party.

d.	In the event the rates certified by the actuary and approved by CMS are different from the Agency’s estimated rates, the Contractor agrees to accept a reconciliation performed by the Agency to bring payments to the Contractor in line with the approved rates.

e.	Upon receipt of CMS approval of 2005 – 2006 capitation rates, the Agency shall amend this Contract to reflect accepted capitation rates effective July 1, 2005.

f.	Table 1 provides the Plan’s Contract enrollment levels.

g.	Table 2 provides capitation rates for all Agency areas except for areas where behavioral health care has been implemented.

h.	Table 3 provides capitation rates for Agency areas where behavioral health care has been implemented, including community mental health and mental health targeted case management.

Table 1

Enrollment Levels

County	Maximum Enrollment Level

BREVARD	14,000

BROWARD	25,500

CHARLOTTE	0

CITRUS	0

DADE	25,000

DUVAL	0

ESCAMBIA	0

HERNANDO	9,500

HIGHLANDS	0

HILLSBOUROUGH	28,000

LEE	10,000

MANATEE	12,000

MARION	0

ORANGE	38,000

OSCEOLA	12,000

PALM BEACH	15,000

PASCO	7,000

PINELLAS	15,000

POLK	25,000

SANTA ROSA	0

SARASOTA	4,500

SEMINOLE	5,000

VOLUSIA	0

Table 2.
Area wide Age-banded Capitation Rates for All Agency Areas of the State other than Areas 3, 5,6, 7 (Orange, Osceola, and Seminole counties) and 8.

Area 07 General Rates Plan — 015016913 (BREVARD)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.19	75.53	47.77	52.81	108.40	134.29	204.16	286.57	286.57
SSI/No Medicare	3217.89	389.79	203.90	213.35	213.35	610.58	610.58	589.11	589.11
SSI/Part B	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77	265.77
SSI/Part A & B	283.96	283.96	283.96	283.96	283.96	283.96	283.96	283.96	198.62

Area 09 General Rates Plan — 015016910 (PALM BEACH)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	316.78	70.74	44.52	49.17	101.48	125.24	190.60	266.97	266.97
SSI/No Medicare	3344.05	405.22	211.12	221.15	221.15	633.22	633.22	610.93	610.93
SSI/Part B	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20	267.20
SSI/Part A & B	320.32	320.32	320.32	320.32	320.32	320.32	320.32	320.32	224.19

Area 10 General Rates Plan — 015016900 (BROWARD)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	328.74	73.77	46.68	51.61	105.94	131.31	199.49	280.33	280.33
SSI/No Medicare	4151.82	503.54	263.75	275.32	275.32	788.23	788.23	761.08	761.08
SSI/Part B	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04	287.04
SSI/Part A & B	351.55	351.55	351.55	351.55	351.55	351.55	351.55	351.55	245.95

Area 11 General Rates Plan — 015016909 (DADE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	409.89	91.51	57.28	63.45	131.27	161.21	245.94	343.29	343.29
SSI/No Medicare	4561.77	556.46	288.69	302.80	302.80	869.67	869.67	836.38	836.38
SSI/Part B	453.72	453.72	453.72	453.72	453.72	453.72	453.72	453.72	453.72
SSI/Part A & B	429.61	429.61	429.61	429.61	429.61	429.61	429.61	429.61	297.22

Table 3
Age-banded Capitation Rates, Including Community Mental Health and Mental Health Targeted Case Management

Area 03 General Rates plus Mental Health Plan — 015016901 (HERNANDO)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	350.93	79.08	55.35	58.65	116.64	139.68	212.08	294.58	294.58
SSI/No Medicare	3231.66	408.26	247.79	236.33	236.33	626.37	626.37	591.60	591.60
SSI/Part B	302.32	302.32	302.32	302.32	302.32	302.32	302.32	302.32	302.32
SSI/Part A & B	295.89	295.89	295.89	295.89	295.89	295.89	295.89	295.89	209.16

Area 05 General Rates plus Mental Health Plan — 015016903 (PASCO) 015016904 (PINELLAS)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	345.77	79.28	51.94	57.32	114.37	139.01	210.44	291.84	291.84
SSI/No Medicare	3265.63	429.24	240.86	235.59	235.59	628.37	628.37	594.95	594.95
SSI/Part B	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87	266.87
SSI/Part A & B	318.72	318.72	318.72	318.72	318.72	318.72	318.72	318.72	225.77

Area 06 General Rates plus Mental Health Plan — 015016902 (HILLSBOROUGH) 015016905 (POLK) 015016912 (MANATEE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	330.07	75.91	61.92	67.67	122.23	135.83	204.29	282.98	282.98
SSI/No Medicare	3017.05	371.69	265.72	243.82	243.82	647.81	647.81	587.26	587.26
SSI/Part B	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29	242.29
SSI/Part A & B	288.09	288.09	288.09	288.09	288.09	288.09	288.09	288.09	202.64

Area 07 General Rates plus Mental Health Plan — 015016906 (ORANGE) 015016907 (OSCEOLA) 015016908 (SEMINOLE)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	337.20	76.92	58.07	59.10	114.69	136.45	206.32	287.87	287.87
SSI/No Medicare	3217.90	406.84	260.45	239.73	239.73	628.24	628.24	594.96	594.96
SSI/Part B	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03	266.03
SSI/Part A & B	293.59	293.59	293.59	293.59	293.59	293.59	293.59	293.59	208.25

Area 08 General Rates plus Mental Health Plan — 015016911 (LEE) 015016914 (SARASOTA)

	<1 year	1-5	6-13	14-20 Male	14-20 Female	21-54 Male	21-54 Female	55-64	65+
TANF/FC/SOBRA	296.69	67.77	46.25	49.88	98.88	119.48	180.88	251.72	251.72
SSI/No Medicare	3079.31	393.43	223.95	221.50	221.50	594.93	594.93	563.76	563.76
SSI/Part B	243.57	243.57	243.57	243.57	243.57	243.57	243.57	243.57	243.57
SSI/Part A & B	292.10	292.10	292.10	292.10	292.10	292.10	292.10	292.10	206.49

i.	For Plans participating in the frail/elderly program, the community rate shall be paid for all members in each eligibility category except for those SSI members determined by the Comprehensive Assessment and Review for Long Term Care (CARES) unit to be at risk of nursing home institutionalization. Evidence of such assessments shall be provided to the Agency by the Plan prior to authorization by the Agency of payment of the institutional rates. Payment of institutional rates for any eligible Enrollee shall continue only so long as the Enrollee meets the level of care requirements for institutionalization, otherwise, the community capitation rate applies.

j.	Notwithstanding the payment amounts which may be computed with the above rate table, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $657,268,872.00 as expressed in this Contract.

3.	This amendment shall begin on June 1, 2005, or the date on which the amendment has been signed by both parties, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this amendment shall be and are hereby changed to conform with this amendment.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment and all its attachments are hereby made a part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

IN WITNESS WHEREOF, the parties hereto have caused this 6 page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

WELLCARE HMO, INC.	STATE OF FLORIDA, AGENCY FOR
D/B/A STAYWELL HEALTH	HEALTH CARE ADMINISTRATION
PLAN OF FLORIDA
SIGNED	SIGNED

BY: /s/ Todd S. Farha__________________BY: /s/ [illegible] ______________________

NAME: Todd S. Farha	NAME: Alan Levine

TITLE: President and CEO	TITLE: Secretary

DATE:	DATE: 7/6/05

List of attachments included as part of this Amendment

Specify Type	Number	Description

Attachment VIII ESTIMATED 2005 – 2006 HMO RATES; NOT FOR USE UNLESS APPROVED BY CMS (2 pages)

THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY

ATTACHMENT VIII
ESTIMATED 2005 – 2006 HMO RATES;
NOT FOR USE UNLESS APPROVED BY CMS

STAYWELL July 1, 2005 through December 31, 2005	MEDICAID HMO CONTRACT contract Number	: FA522

Table 2

Area wide Age-banded Capitation Rates for All Agency Areas of the State Other than Those Areas in Which Behavioral Health has not been Implemented

Area 07 General Rates Plan — 015016913 (BREVARD)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	894.04	178.56	87.80	56.33	122.97		63.04		238.18		154.51		322.34	322.34
SSI/No Medicare	8976.51	1573.97	404.51	212.74	232.25		232.25		701.12		701.12		661.11	661.11
SSI/Part B	308.90	308.90	308.90	308.90	308.90		308.90		308.90		308.90		308.90	308.90
SSI/Part A & B	284.51	284.51	284.51	284.51	284.51		284.51		284.51		284.51		284.51	198.54

Area 09 General Rates Plan — 015016910 (PALM BEACH)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	850.65	169.56	83.32	53.28	116.63		59.62		225.69		146.30		304.86	304.86
SSI/No Medicare	9123.67	1599.06	410.92	216.11	235.92		235.92		711.70		711.70		670.95	670.95
SSI/Part B	288.69	288.69	288.69	288.69	288.69		288.69		288.69		288.69		288.69	288.69
SSI/Part A & B	317.25	317.25	317.25	317.25	317.25		317.25		317.25		317.25		317.25	221.58

Area 10 General Rates Plan — 015016900 (BROWARD)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	854.17	170.86	84.11	54.07	117.82		60.56		228.53		148.48		309.80	309.80
SSI/No Medicare	11134.67	1955.18	502.14	264.85	289.15		289.15		873.08		873.08		823.33	823.33
SSI/Part B	316.19	316.19	316.19	316.19	316.19		316.19		316.19		316.19		316.19	316.19
SSI/Part A & B	341.03	341.03	341.03	341.03	341.03		341.03		341.03		341.03		341.03	238.55

Area 11 General Rates plus Transportation Plan — 015016909 (DADE)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	1112.08	221.47	108.96	69.38	152.49		77.84		294.30		190.48		396.50	396.50
SSI/No Medicare	12145.44	2131.38	551.08	286.49	314.89		314.89		952.30		952.30		894.10	894.10
SSI/Part B	455.34	455.34	455.34	455.34	455.34		455.34		455.34		455.34		455.34	455.34
SSI/Part A & B	433.96	433.96	433.96	433.96	433.96		433.96		433.96		433.96		433.96	433.96

Table 3

Area wide Age-banded Capitation Rates for All Agency Areas of the State Other than Those Areas in Which Behavioral Health has not been Implemented

Area 03 General Rates plus Mental Health Plan — 015016901 (HERNANDO)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	956.51	190.37	94.52	67.12	136.49		72.38		254.10		164.92		342.33	342.33
SSI/No Medicare	8796.56	1536.63	401.17	243.67	248.87		248.87		702.91		702.91		649.30	649.30
SSI/Part B	356.54	356.54	356.54	356.54	356.54		356.54		356.54		356.54		356.54	356.54
SSI/Part A & B	299.65	299.65	299.65	299.65	299.65		299.65		299.65		299.65		299.65	211.35

Area 05 General Rates plus Mental Health Plan — 015016903 (PASCO) 015016904 (PINELLAS)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	919.98	183.43	91.15	64.87	131.62		69.93		245.33		159.49		331.03	331.03
SSI/No Medicare	9248.02	1615.41	420.86	252.27	258.55		258.55		735.80		735.80		681.19	681.19
SSI/Part B	332.63	332.63	332.63	332.63	332.63		332.63		332.63		332.63		332.63	332.63
SSI/Part A & B	321.24	321.24	321.24	321.24	321.24		321.24		321.24		321.24		321.24	227.10

Area 06 General Rates plus Mental Health Plan — 015016902 (HILLSBOROUGH) 015016905 (POLK) 015016912 (MANATEE)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	839.91	168.14	84.80	67.94	131.59		75.16		230.12		151.25		309.66	309.66
SSI/No Medicare	8536.50	1494.29	393.28	262.75	284.04		284.04		746.59		746.59		653.76	653.76
SSI/Part B	319.38	319.38	319.38	319.38	319.38		319.38		319.38		319.38		319.38	319.38
SSI/Part A & B	288.23	288.23	288.23	288.23	288.23		288.23		288.23		288.23		288.23	202.46

Area 07 General Rates plus Mental Health Plan — 015016906 (ORANGE) 015016907 (OSCEOLA) 015016907 (SEMINOLE)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	894.05	178.57	89.54	68.64	132.32		72.39		240.41		156.74		324.62	324.62
SSI/No Medicare	8976.52	1573.98	414.04	264.97	264.82		264.82		733.66		733.66		674.72	674.72
SSI/Part B	312.78	312.78	312.78	312.78	312.78		312.78		312.78		312.78		312.78	312.78
SSI/Part A & B	296.22	296.22	296.22	296.22	296.22		296.22		296.22		296.22		296.22	210.25

Area 08 General Rates plus Mental Health Plan — 015016911 (LEE) 015016914 (SARASOTA)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	785.53	156.86	78.13	56.61	113.39		60.74		210.44		136.92		284.23	284.23
SSI/No Medicare	8247.94	1440.21	376.25	229.28	234.06		234.06		659.32		659.32		608.59	608.59
SSI/Part B	313.20	313.20	313.20	313.20	313.20		313.20		313.20		313.20		313.20	313.20
SSI/Part A & B	297.40	297.40	297.40	297.40	297.40		297.40		297.40		297.40		297.40	210.20

STAYWELL January 1, 2006 through June 30, 2006	MEDICAID HMO CONTRACT contract Number	: FA522

Table 2

Area wide Age-banded Capitation Rates for All Agency Areas of the State Other than Those Areas in Which Behavioral Health has not been Implemented

Area 07 General Rates Plan — 015016913 (BREVARD)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	894.04	178.56	87.80	56.33	122.97		63.04		238.18		154.51		322.34	322.34
SSI/No Medicare	8976.51	1573.97	404.51	212.74	232.25		232.25		701.12		701.12		661.11	661.11
SSI/Part B	199.32	199.32	199.32	199.32	199.32		199.32		199.32		199.32		199.32	199.32
SSI/Part A & B	72.42	72.42	72.42	72.42	72.42		72.42		72.42		72.42		72.42	63.26

Area 09 General Rates Plan — 015016910 (PALM BEACH)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	850.65	169.56	83.32	53.28	116.63		59.62		225.69		146.30		304.86	304.86
SSI/No Medicare	9123.67	1599.06	410.92	216.11	235.92		235.92		711.70		711.70		670.95	670.95
SSI/Part B	179.44	179.44	179.44	179.44	179.44		179.44		179.44		179.44		179.44	179.44
SSI/Part A & B	76.11	76.11	76.11	76.11	76.11		76.11		76.11		76.11		76.11	66.48

Area 10 General Rates Plan — 015016900 (BROWARD)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	854.17	170.86	84.11	54.07	117.82		60.56		228.53		148.48		309.80	309.80
SSI/No Medicare	11134.67	1955.18	502.14	264.85	289.15		289.15		873.08		873.08		823.33	823.33
SSI/Part B	205.90	205.90	205.90	205.90	205.90		205.90		205.90		205.90		205.90	205.90
SSI/Part A & B	81.99	81.99	81.99	81.99	81.99		81.99		81.99		81.99		81.99	71.59

Area 11 General Rates plus Transportation Plan — 015016909 (DADE)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	1112.08	221.47	108.96	69.38	152.49		77.84		294.30		190.48		396.50	396.50
SSI/No Medicare	12145.44	2131.38	551.08	286.49	314.89		314.89		952.30		952.30		894.10	894.10
SSI/Part B	273.91	273.91	273.91	273.91	273.91		273.91		273.91		273.91		273.91	273.91
SSI/Part A & B	125.66	125.66	125.66	125.66	125.66		125.66		125.66		125.66		125.66	103.75

Table 3

Area wide Age-banded Capitation Rates for All Agency Areas of the State Other than Those Areas in Which Behavioral Health has not been Implemented

Area 03 General Rates plus Mental Health Plan — 015016901 (HERNANDO)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	956.51	190.37	94.52	67.12	136.49		72.38		254.10		164.92		342.33	342.33
SSI/No Medicare	8796.56	1536.63	401.17	243.67	248.87		248.87		702.91		702.91		649.30	649.30
SSI/Part B	237.65	237.65	237.65	237.65	237.65		237.65		237.65		237.65		237.65	237.65
SSI/Part A & B	83.24	83.24	83.24	83.24	83.24		83.24		83.24		83.24		83.24	73.70

Area 05 General Rates plus Mental Health Plan — 015016903 (PASCO) 015016904 (PINELLAS)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	919.98	183.43	91.15	64.87	131.62		69.93		245.33		159.49		331.03	331.03
SSI/No Medicare	9248.02	1615.41	420.86	252.27	258.55		258.55		735.80		735.80		681.19	681.19
SSI/Part B	214.59	214.59	214.59	214.59	214.59		214.59		214.59		214.59		214.59	214.59
SSI/Part A & B	83.91	83.91	83.91	83.91	83.91		83.91		83.91		83.91		83.91	74.53

Area 06 General Rates plus Mental Health Plan — 015016902 (HILLSBOROUGH) 015016912 (MANATEE) 015016905 (POLK)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	839.91	168.14	84.80	67.94	131.59		75.16		230.12		151.25		309.66	309.66
SSI/No Medicare	8536.50	1494.29	393.28	262.75	284.04		284.04		746.59		746.59		653.76	653.76
SSI/Part B	201.26	201.26	201.26	201.26	201.26		201.26		201.26		201.26		201.26	201.26
SSI/Part A & B	73.23	73.23	73.23	73.23	73.23		73.23		73.23		73.23		73.23	64.45

Area 07 General Rates plus Mental Health Plan — 015016906 (ORANGE) 015016907 (OSCEOLA) 015016908 (SEMINOLE)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	894.05	178.57	89.54	68.64	132.32		72.39		240.41		156.74		324.62	324.62
SSI/No Medicare	8976.52	1573.98	414.04	264.97	264.82		264.82		733.66		733.66		674.72	674.72
SSI/Part B	203.20	203.20	203.20	203.20	203.20		203.20		203.20		203.20		203.20	203.20
SSI/Part A & B	84.13	84.13	84.13	84.13	84.13		84.13		84.13		84.13		84.13	74.97

Area 08 General Rates plus Mental Health Plan — 01506911 (LEE) 015016914 (SARASOTA)

	BTHMO+2MO	3MO-11MO	1-5	6-13	14-20	(M)	14-20	(F)	21-54	(M)	21-54	(F)	55-64	65+
TANF/FC/SOBRA	785.53	156.86	78.13	56.61	113.39		60.74		210.44		136.92		284.23	284.23
SSI/No Medicare	8247.94	1440.21	376.25	229.28	234.06		234.06		659.32		659.32		608.59	608.59
SSI/Part B	191.91	191.91	191.91	191.91	191.91		191.91		191.91		191.91		191.91	191.91
SSI/Part A & B	77.95	77.95	77.95	77.95	77.95		77.95		77.95		77.95		77.95	69.13